                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 29, 1998
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                          PLATINUM SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


            Delaware                   0-20740                33-0277592
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  (State or other jurisdiction       (Commission           (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)


         195 Technology Drive, Irvine, California               92618
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         (Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code         (949) 453-4000
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)

ITEM 5.       OTHER EVENTS

        On July 29, 1998, Platinum, Software Corporation, (the "Company") announced the results for its fourth quarter of fiscal 1998 and the fiscal year, ending June 30, 1998.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    EXHIBITS.

        Exhibit Number

        Ex-99 Press Release dated July 29, 1998.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PLATINUM SOFTWARE CORPORATION


Date: August 4, 1998                        By    /s/ Perry Tarnofsky
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                                                Perry Tarnofsky
                                                Vice President

                                  EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number                                                            Sequentially
                                                                          Numbered Page
    Ex.-99            Press Release dated July 29, 1998.                        5